                                                                   EXHIBIT 10.79

                           [DIRECTPOINTE LETTERHEAD]


                           MANAGED SERVICE AGREEMENT
                          MASTER AGREEMENT NO. 100103A

THIS SUBSCRIPTION AND SERVICE AGREEMENT ("Agreement") is entered into as of this 1st day of October, 2003 (the "Effective Date"), by and between Direct Pointe, Inc. 333 South 520 West, Lindon, UT 84042 a Nevada corporation ("DirectPointe") and the undersigned MTI Technology Corporation, a Delaware corporation located 14661 Franklin Avenue, Tustin, California 92780 (the "Customer" or "MTI"), with reference to the following facts:

                                    RECITALS

WHEREAS, Customer desires to obtain certain services and support from DirectPointe; and WHEREAS, DirectPointe has agreed to provide the services described herein to Customer in accordance with the terms of this Agreement. NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties agree as follows:

                                   AGREEMENT

1.   DEFINITIONS

1.1. DIRECTPOINTE SERVICES. The combination of Helpdesk Services and Monitoring Services provided by DirectPointe to the Customer as set forth in Exhibit A.

1.2. PROPRIETARY INFORMATION. All business plans, product information, customer plans and customer information, financial information, financial plans, technical information and other information, which is generally not known to the public or the industry and is considered to be trade secrets or other valuable proprietary information to each of the parties.

1.3.      RECURRING SERVICES OR SERVICES. All services, as set forth in Exhibit
          A.

1.4.      EXTRANET. Meaning the website found at http://mti.directpointe.net.

1.5. THIRD-PARTY CONTRACTOR. Any third-party that is used by DirectPointe to provide any portion of the DirectPointe Solution.

1.6. UPDATES. Changes that may be made to the DirectPointe Service during the term of this Agreement to enhance performance or functionality.

1.7. ABANDONED CALL. A call unanswered after 60 seconds of successful transmission to the DirectPointe Knowledge Center.

1.8. CALL. A phone call, email and/or Automated Alert (i.e. "MTI Phone Home") voice contact from a MTI support engineer, MTI client and/or third-party representing MTI or an MTI client. As measured by standard reports from DirectPointe's ACD system.

1.9. CALL ABUSE. Multiple (more than two) Tesseract trouble tickets opened and/or closed during one Call.

2.   LICENSES AND OWNERSHIP

2.1. RIGHT TO USE DIRECTPOINTE SOLUTION. In accordance with this Agreement, the right to use the extranet provided by DirectPointe is governed by the standard license agreement of DirectPointe which the Customer hereby accepts and agrees to abide by. DirectPointe reserves all rights not expressly granted to Customer in this Agreement. DirectPointe may modify or update the DirectPointe Service to enhance performance upon reasonable notification to Customer and subject to Customer's prior written approval. DirectPointe may outsource components of the DirectPointe Service to Third-Party Contractors so long as the Customer's rights under this Agreement are not materially adversely affected thereby.

2.2. OWNERSHIP OF CUSTOMER MATERIALS. DirectPointe acknowledges that all data files created by Customer by means of the DirectPointe Service shall be the sole, exclusive, and confidential property of Customer.

3.   DIRECTPOINTE RESPONSIBILITIES


                                                                          Page 1
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3.1       RESPONSE TO TELEPHONE CONTACT. DirectPointe will answer any and all telephone calls by Customer to the DirectPointe Service Center Sunday through Saturday, 24X7, 365 days per year.

3.2 SERVICE LEVEL GUARANTEE. Service level is defined as compliance with the Customer's established procedures and requirements as agreed upon by both parties. DirectPointe's goal is to operate 100 percent system availability and 97.2 percent service level (calls answered within 45 seconds) given normal operation. DirectPointe achieves this level of compliance through staffing, automation, redundant critical services and the proactive monitoring of the services and technology. DirectPointe will meet this high standard through continual improvements in service with training, interactive voice response systems and other tools. During Normal Operating Times, if it is demonstrated that fewer than 80% of the contracted number of calls per week are answered for a one month billing period, a credit will be applied equivalent to the percent of calls answered under this threshold from the total calls multiplied by the applicable monthly service fee, however, a grace period of three months from the Effective Date will allow a transition to DirectPointe and this penalty will not apply. This Guarantee shall not apply in the event of scheduled maintenance periods, or if Customer's account is not in good standing at the time of the outage. Disclaimer and Limitation on Liability of the Master Services Agreement sections 5.2 and 5.3 apply.

4.   CUSTOMER RESPONSIBILITIES

4.1 FEES. DirectPointe services will begin once initial monthly payment is received. All amounts shall be invoiced by DirectPointe and due and payable by Customer no later than 30-days before the first day of the calendar month to which the services apply. Customer shall pay the amounts for the DirectPointe Service pursuant to the terms thereof and as outlined in the Payment Schedule.

4.2 LATE PAYMENTS. Any undisputed payments payable by Customer that are more than forty-five (45) days late ("late payments") shall be subject to a finance charge of 1.5% per month until paid in full. However, the finance charge and late charge shall not exceed the maximum rate or amount, if any, allowed by applicable law. In addition, the failure of Customer to pay any undisputed fees or other amounts due within forty-five (45) days after such fees or amounts are due shall constitute a material breach of this Agreement, which shall entitle DirectPointe, in its sole discretion and in addition to any other remedies and rights, to (i) terminate the Agreement and/or any SOW in accordance with Section 6.2 and/or (ii) terminate, suspend, restrict or disable the Services or any portion thereof until Customer has made full payment of all undisputed fees and amounts currently owing, including finance charges. DirectPointe will give ten (10) business days notice before terminating the Agreement or terminating, suspending, restricting or disabling Services or any portion thereof under (i) or (ii) above. If such material breach is not cured by the end of the ten (10) business days, then DirectPointe may exercise (i) and/or (ii) above, and notwithstanding anything to the contrary. DirectPointe has no obligation to reinstate or otherwise resume any Services. Customer shall pay DirectPointe for any and all costs and expenses, including without limitation, attorneys' fees and court costs, incurred by DirectPointe in collecting payments from Customer or in otherwise enforcing this Agreement. In addition, Customer agrees that, because monetary damages may be inadequate in the event of Customer's breach (by nonpayment or otherwise), DirectPointe is entitled to pursue any other remedy available at law or in equity.

4.3 PRICING. Customer shall not disclose any of the pricing under this Agreement or any SOW to any third party. Customer will do its best to ensure Customer's support engineer, clients and/or third-party representing the Customer will NOT abuse the pricing structured outlined in the Statement of Work, thus using commercially reasonable efforts to log single trouble tickets for each call made. DirectPointe reserves the right to renegotiate this agreement if continued Call Abuse were to occur, which said Call Abuse is not cured within 30 days of Customer's notice thereof.

4.4 THIRD-PARTY SERVICES. DirectPointe may not contract with a Third-Party Contractor for any portion of the Services, unless Customer grants its prior written consent, which may be withheld in its discretion.

5.   WARRANTY; DISCLAIMER

5.1 WARRANTY. DIRECTPOINTE REPRESENTS AND WARRANTS TO CUSTOMER THAT ALL SERVICES PROVIDED HEREUNDER WILL BE PERFORMED IN A PROFESSIONAL MANNER BY QUALIFIED PERSONNEL IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND ALL APPLICABLE STATEMENTS OF WORK.

5.2 DISCLAIMER. DIRECTPOINTE MAKES NO OTHER WARRANTIES WITH RESPECT TO THE DESIGN OR OPERATION OF DIRECTPOINTE SERVICE OR ANY PART THEREOF, OR THE RESULTS OBTAINED THEREFROM, ITS MERCHANTABILITY, ITS FITNESS FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO INFRINGEMENT OF THIRD-PARTY RIGHTS, TITLE OR THE LIKE. DIRECTPOINTE DOES NOT WARRANT THAT DIRECTPOINTE SERVICE WILL BE BUG-FREE OR OPERATE WITHOUT INTERRUPTION.

Confidential                                                              Page 2
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5.3.      LIMITATION ON LIABILITY. EACH PARTY'S AGGREGATE LIABILITY TO THE OTHER
          ARISING FROM OR RELATING TO THIS AGREEMENT (REGARDLESS OF THE FORM OF ACTION OR CLAIM -- E.G. CONTRACT, WARRANTY, TORT, MALPRACTICE, AND/OR OTHERWISE) SHALL NOT EXCEED THE TOTAL OF ALL AMOUNTS PAID DURING THE TERM OF THIS AGREEMENT. EXCEPT FOR A BREACH OF CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT NEITHER PARTY SHALL HAVE ANY LIABILITY
          TO CUSTOMER OR ANY THIRD-PARTY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT OR PUNITIVE DAMAGES EVEN IF IT HAS BEEN
          ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.4. INDEMNIFICATION BY CUSTOMER. Customer hereby agrees to indemnify and hold DirectPointe harmless from any and all charges, expenses, causes of action, claims, damages, liabilities or fees (including the costs and expenses of attorneys' fee) in any way relating to or arising from Customer's use of DirectPointe Services.

5.5. INDEMNIFICATION BY DIRECTPOINTE. DirectPointe hereby agrees to indemnify and hold Customer harmless from any and all charges, expenses, causes of action, claims, damages, liabilities or fees (including the costs and expenses of attorneys' fee) in any way relating to or arising from the Services provided hereunder or a relationship with DirectPointe.

5.6. NORMAL OPERATING TIME. DirectPointe ensures compliance of service levels described below. Non-compliance can only occur during normal operations as agreed upon between DirectPointe and the Customer. The following are excluded from normal operational times:

          -    Force Majeure (pursuant to Section 7)

          - Functional problems associated with Customer provided hardware, software, equipment and written procedures

          - Issues associated with Customer provided or Customer leased local area networks or ISP connections

          - Third-party service failures including but not limited to long-distance and telecommunication providers

          -    Changes in procedure, personnel or technology at Customer site

          - Issues arising from the misuse of the service by the Customer, its employees, agents, contractors or customers

          - Scheduled maintenance times, repair, transition or three-month ramp-up times

          - Issues associated with power outages and customer/third party infrastructure beyond the control of DirectPointe

6.   TERM AND TERMINATION

6.1. TERM. The term of this Agreement shall commence on the Effective Date, and shall continue for a period of thirty six (36) months. After the initial 36 months, this agreement will automatically renew every 30 days until either the customer or DirectPointe express in writing intent to cancel and/or terminate this Agreement.

6.2. TERMINATION FOR BREACH. If either party materially breaches this Agreement, which breach is not cured within 30 days of the other party's written notice thereof, the non-breaching party may terminate this Agreement.

6.3. TERMINATION FOR CONVENIENCE. Customer may terminate this Agreement for convenience upon 60 days prior written notice to DirectPointe.

7.   GENERAL PROVISIONS

7.1. CONFIDENTIALITY. Each of the parties hereby acknowledges and agrees that, during the term of this Agreement, it may learn, obtain or have disclosed to it Proprietary Information of the other party. Additionally, DirectPointe may learn confidential information regarding customers of MTI and DirectPointe may have access to MTI's customer records and data and information contained in such records (whether or not confidential) collectively, "MTI Customer Information"). Each party agrees to maintain such Proprietary Information and DirectPointe agrees to hold all MTI Customer Information in the strictest confidence, and not to disclose it to any third parties or to any of its employees except on a need-to-know basis. Each party further agrees not to use such Proprietary Information to the detriment of the other party and only in the course of the performance of this Agreement. DirectPointe agrees not to use MTI Customer Information for any purpose whatsoever other than to perform its obligations hereunder.

7.2. NON-SOLICITATION OF EMPLOYEES. The Parties to this Agreement agree that during the term of this Agreement, and for a period of twelve
          (12) months after the termination of Agreement, for any reason, neither party shall directly or indirectly solicit for employment any employee, manager, or director of the other party.



Confidential                                                              Page 3

7.3. ASSIGNMENT AND SUCCESSORS. This Agreement is not assignable or transferable by DirectPointe without the prior written consent of Customer, except that this Agreement may be assigned or transferred by either Party to any third party who acquires substantially all of the Party's assets relating to the Services. Without limiting the generality of the foregoing, such assignment or transfer may be made by either Party in connection to any reorganization, consolidation, acquisition, sale, or merger of or by the Party.

7.4. DISPUTE RESOLUTION. The parties agree to attempt in good faith to resolve all disputes arising between them first through expedited mediation (not to exceed 30 days from the receipt by a party of the notice described below) and, if mediation is not successful, through negotiated settlement or court action. Neither party shall file a lawsuit until the mediation has been completed, except that in the event that the actions of one party will cause or are causing the other immediate irreparable injury requiring temporary injunctive relief and the other party is unwilling to suspend its planned or existing activity to allow for expedited mediation, the aggrieved party may file suit and seek such temporary injunctive relief in a court with jurisdiction over the subject matter of the dispute. Dispute resolution under this Section shall be triggered by one party's service upon the other of a written notice and request to mediate, identifying the subject matter of the dispute and the nature of the relief sought. Unless otherwise agreed in writing at the time of mediation, mediation shall be conducted through and under the mediation rules of the American Arbitration Association.

7.5. CHOICE OF LAW; FORUM SELECTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without giving effect to any applicable conflicts of law provisions. The parties consent to the exclusive jurisdiction and venue of the federal and state district courts residing in Salt Lake City, Utah for the resolution of any disputes arising under this Agreement.

7.6. FORCE MAJEURE. If either party is prevented from performing any portion of this Agreement (except the payment of money) by causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials. Equipment, Software, or services, or acts of God, such defaulting party will be excused from performance for the period of the delay and for a reasonable time thereafter.

7.7. WAIVER. Any waiver under this Agreement must be in writing and any waiver of one event shall not be construed as a waiver of subsequent events.

7.8. CONSTRUCTION. This Agreement represents the wording selected by the Parties to define their agreement and no rule of strict construction shall apply against either party. This Agreement is written in, and shall be governed by, the English language.

7.9. INCORPORATION OF EXHIBITS. The exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

7.10. ENTIRE AGREEMENT. This Agreement constitutes the full agreement and understanding of the parties with respect to its subject matter, and all prior agreements, oral understandings, negotiations and discussions regarding its terms are hereby superseded and are of no further force or effect.

7.11. AMENDMENTS. Any amendment or modification of this Agreement must be in writing signed by both parties.

7.12. NOTICES. All notices required or permitted to be given pursuant to the terms of this Agreement shall be given in writing and shall be personally served or sent by air courier or facsimile transmission to the last known address and facsimile transmission site for the party, as set forth on the signature lines below. Notices actually received will be deemed effective upon receipt, and notices sent by air courier or by facsimile transmission shall be deemed effective on the date after delivery to the air courier or the date after transmission by facsimile.

7.13. EXECUTION. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The persons signing below represent that they are duly authorized to execute this Agreement for and on behalf of the party for whom they are signing.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first written above.

DIRECTPOINT, INC                            MTI TECHNOLOGY CORPORATION

By: /s/ Wally Randolph, EVP                 By: /s/ Todd Schaeffer, CFO
   ---------------------------------           ---------------------------------
    Authorized Signature                        Authorized Signature


Confidential
                                                                          Page 4

                                  EXHIBIT "A"
                         STATEMENT OF WORK (SOW) NO. 1

This Addendum No. 1, dated as of October 1, 2003, by and between MTI Technology Corporation ("Customer" or "MTI") and DirectPointe, Inc., (DirectPointe), (Center 7 and or VTI and together with MTI, the "Parties) supersedes and replaces the services dated February 1, 2003 by and between the Parties. This Statement of Work.(Exhibit "A" of Managed Service Agreement, Master Agreement No. 100103A) and shall govern all previous agreements between Center 7 and or VTI and MTI.

This Exhibit A SOW No. 1 includes the following attached Addendum Appendices:

Addendum 1 - Appendix A: Statement of Services
Addendum 1 - Appendix B: Resources
Addendum 1 - Appendix C: Payment Schedule
Addendum 1 - Appendix D: Contacts and Notices

This Addendum No. 1 to SOW No. 1 and the above-referenced Addendum Appendices are agreed to and accepted by Customer and DirectPointe

AGREED TO AND ACCEPTED BY:

DIRECTPOINTE, INC.                 MTI TECHNOLOGY CORPORATION

By: Wally Randolph, EVP            By: Todd Schaeffer, CFO
    -------------------------          -------------------------
    Authorized Signature               Authorized Signature

                                  ADDENDUM "1"
                                   APPENDIX A
                             STATEMENT OF SERVICES

SCOPE OF SERVICES

Customer Name: MTI TECHNOLOGY CORPORATION

DIRECTPOINTE WILL PERFORM THE FOLLOWING SERVICES (SEE ALSO APPENDIX B:
RESOURCES):
    - Provide telephone agent and long-distance phone services scheduled as appropriate to cover, Sunday through Saturday, 24X7, 365 days per year.
    - Receive inbound calls from Customer clients for the schedule above as follows:
            - Answer phones with Customer's name using a friendly and professional tone
            -   Ask appropriate questions to identify reason for the call
    - Receive and electronically record information received from Customer client:
            -   Verify Customer's contact information for call back
            -   Verify Site ID and Serial Number match
            - Verify Call Type matches the action requested (Corrective vs. Scheduled)
            - Verify CND's (Cannot Determine Coverage) all efforts made to determine coverage
            -   Verify process was followed for Billable Calls
            -   Verify Problem Code matches the Problem Description
            -   Verify Equipment Location (with current address)
            - Periodically monitor the "OPEN" queue to ensure calls have been dispatched in a timely manner
            - Verify FSR's (Field Service Report) Codes are accurate and work together (Call Type, Problem Code, Fault Code and Repair Code)
            -   Verify ID initials in the FSR
            -   Verify LDA (Lost Data Access) and escalate if appropriate
            -   Verify Solution notes are clear and match the codes
            -   Verify Work Time and Travel Time are correctly logged
            -   Restate request to gain agreement on request
            -   Explain the process and solution to follow
            -   Provide a ticket number if appropriate
            -   Verify preferred method of contact
    - Provide Administrative or Customer Client Systems Support (telephone and off-line resolution without escalation) when appropriate and as requested and trained by Customer:
    - Initiate contact with field engineers and Customer clients during solution process, recording appropriate information:
            - Initial contact with or without Customer client to field engineer
            -   Confirmation of on-site arrival of engineer
            -   Confirmation of completion of services by engineer
            -   Additional necessary calls to various parties
            -   E-mail information as appropriate
    - DirectPointe will assume all management responsibility for monitoring all Customers' Tesseract call activity on a daily basis.
            -   Verify Site ID and Serial Number match
            - Verify Call Type matches the action requested (Corrective vs. Scheduled)
            - Verify CND's (Cannot Determine Coverage) all efforts made to determine coverage
            -   Verify process was followed for Billable Calls
            -   Verify Problem Code matches the Problem Description
            - Periodically monitor the "OPEN" queue to ensure calls have been dispatched in a timely manner
    - DirectPointe to provide Performance Metrics to Customer on a weekly basis. Performance Metrics to include the following:
            -   Call Volume by week
            -   Service Level by week
            -   Answer (Queue) Time by week
            -   Abandon Rate by week
            -   Minutes used by MTI by week
            -   Number of calls Logged by week
            -   Number of Call Logging errors by week
            -   Number of calls Closed by week
            -   Number Call Closing errors by week
            -   Overall Team Percent by week
    - Verify FSR's (Field Service Report) Codes are accurate and work together (Call Type, Problem Code, Fault Code) and supply standard data and reports currently available for DirectPointe services via a secure location on the Internet for Customer review (see below)



Confidential                                                              Page 2

     - Train staff up to 2 hours on management reports and help desk tools appropriate for implementation and for on-going services.

     - Provide quality assurance monitoring through on-going customer service training and call monitoring.

     - Facilitate use of current MTI Tesseract licenses with MTI installation, properly assistance and training all DirectPointe agents.

               o    Contact detail and service information
               o    Communicate and verify service contract information
               o    Verify inventory information
               o    View requests called in by Customer client as available
               o    Check ticket status as available
               o    View trouble-ticket reports as available
               o    Notification and escalation of trouble tickets as available

     - Benefits inherent to the automated call distribution (ACD) product as used and made available to DirectPointe Help Desk and NOC service personnel including:

               o    Call queuing
               o    Skill-based routing
               o    Flexible campaign or Customer client configuration
               o    Real-time ACD and Agent statistic reporting
               o    Historical ACD reporting

     - Provide shared telephone agent services beyond the number of agents DirectPointe deems necessary given scheduling and call volume needs. These services are subject to Additional Charges in the Appendix C:
          Payment Schedule.

     -    Monitor MTI "Phone Home" support email contacts:

               o    Respond to e-mail
               o    Open trouble ticket utilizing MTI trouble ticketing software
               o Follow procedures and process for response mutually agreed upon in writing by both parties

     - Additional system and application customization, development, integration or engineering other than described in the above services at, then current DirectPointe rate. As authorized in writing by MTI.

CHANGE CONTROL

DirectPointe and the Customer must mutually agree to any changes that may alter the services agreed upon in this SOW. System modifications, upgrades and changes mutually agreed upon by DirectPointe and the Customer will be represented in amendments to this SOW or SOW's.

PRIMARY CONTACT

A DirectPointe Network Operating Center (NOC) primary contact will be assigned and will meet with Customers' appropriate technical contacts to determine project needs and schedules. The DirectPointe primary contacts are responsible for the tasks including but not limited to:

     -    Determine appropriate resources
     - Develop a project plan including project timelines and the assignment of specific tasks
     - Maintain a list of issues and track the progress of these issues until resolved
     -    Oversee status meetings and provide status reports to Customer
     -    Provide Customer with documentation that outlines the tasks completed
     -    Oversee and conduct training process


AGREED TO AND ACCEPTED BY:


DIRECTPOINTE, INC.                           MTI TECHNOLOGY CORPORATION


By: /s/ Wally Randolph, EVP                  By: /s/ Todd Schaeffer, CFO
   ------------------------------               -------------------------------
    Authorized Signature                         Authorized Signature


Confidential

                                  ADDENDUM "1"
                                  APPENDIX B

RESOURCES

Customer Name: MTI TECHNOLOGY CORPORATION

RESOURCES TO BE PROVIDED BY DIRECTPOINTE

     - Provide custom pre-recorded messages for MTI and other necessary information and files.

     - Telephone agent services necessary to fulfill the services described under Appendix A: Scope of Services.

     - Provide additional agent labor and/or long-distance and toll-free services at the rates specified in Appendix C:

     - Systems and software necessary to provide the services described above excluding those to be provided by Customer.

     - Systems and administrative personnel necessary to provide the services described above.

     - Internet services necessary to provide the services described above and set forth in Appendix C.

RESOURCES TO BE PROVIDED BY THE CUSTOMER

     - Ensure access to support tools (MTI Phone Switch, VPN Tunnel, E-mail, Tesseract and TechWeb).

     - Ensure Tesseract has the ability to search through tickets by problem code first. (i.e. SAD, TA, NTSC, PSC, PH, INS)

     - Provide two (2) days of training (in fall 2003) and necessary ongoing on-site training (minimum of four (4) days a year preferably on a quarterly basis) for DirectPointe personnel at DirectPointe's Training Center at MTI expense.

     - Customer shall provide reasonable initial training materials and commit reasonable time and expense to train the Primary DirectPointe Contact (see Appendix D: Contacts and Notices), other relevant management and personnel assigned by DirectPointe on the appropriate processes, features and benefits of Customer products and services.

     - Customer will provide sales projections, marketing campaign and other planning information monthly that could change the nature of the service provided.

     - Customer software, maintenance and related technologies, installation and configuration necessary for DirectPointe to provide the services above including, but not limited to, Tesseract licenses, support and installation.

     -    List of help-desk and related personnel and contact information.

     -    Detail of Customer client and escalation procedures.

     - Customer agrees to participate by phone and other communication as a business reference.

     - Personnel of MTI to provide change information within 48 hours of request.

     -    Access to other information that both parties deem appropriate.

     - To provide training for accessing Call Accuracy Reports in Customer's Tesseract database:

               o    Tesseract Daily Call Report

               o    Tesseract Call Logger Report

               o    Tesseract Complete Calls by Logger Report

               o    Tesseract Call List Report

               o    Tesseract Detailed List Report


AGREED TO AND ACCEPTED BY:


DIRECTPOINTE, INC.                        MTI TECHNOLOGY CORPORATION

By:    Wally Randolph, EVP                By:       Todd Schaeffer, CFO
    -------------------------                 --------------------------
       Authorized Signature                       Authorized Signature



Confidential                                                     Page 4

                                  ADDENDUM "1"
                                   APPENDIX C

PAYMENT SCHEDULE

Customer Name: MTI TECHNOLOGY CORPORATION

PAYMENT SCHEDULE DETAILS

MONTHLY MINIMUM HELP DESK SERVICES           $10,000.00     per mo.
     -    Includes Personnel & Facilities
     -    Includes Available technologies
     -    Includes Process & Management
     -    Includes Long-distance up to 3000 minutes (out-going) per month
     -    Includes up to 3000* Calls (per month)

   * if in a given month there is a surplus (e.g. amount less than 3000) of calls placed to the help-desk, customer may rollover surplus credits, up to a maximum of 200 calls, to a subsequent month to accommodate for a one-time spike in call volume.

ADDITIONAL FEES PER CALL (ABOVE THE ORIGINAL
MONTHLY AMOUNT OF 3000)                      $     3.45     per Call

ADDITIONAL CHARGES
     -    Long-distance overage charges      $      TBD     carrier rate plus 5%
     -    MTI support tools (Phone Switch,
          VPN Tunnel, E-mail, Tesseract &
          TechWeb) outage fee                $   225.00     per hr. (min 1 hour)

MONTHLY PAYMENT CHANGES
DirectPointe will notify Customer in writing 15 days before any additional charges are added to the monthly invoice.

AGREED TO AND ACCEPTED BY:

DIRECTPOINTE, INC.                      MTI TECHNOLOGY CORPORATION

By:  /s/ Wally Randolph, EVP       By:  Todd Schaeffer, CFO
     -------------------------          -----------------------
     Authorized Signature               Authorized Signature

                                   APPENDIX C

________________________________________________________________________________
E-CHECK AUTHORIZATION FORM
________________________________________________________________________________


     CONVENIENT PAPERLESS PAYMENT

     Simplify your billing process by making your payment directly from your business account without having to write a check. Funds are electrically debited from your business account each month. Simply complete the information below and set yourself free of monthly check writing.

     I hereby authorize Direct Pointe, Inc. or DirectPointe Financial Services, Inc. (DPFS), to make debit withdrawals to my company's account as indicated by the Payment Schedule.

     THIS AUTHORITY WILL REMAIN IN FULL FORCE AND EFFECT UNTIL DPFS HAS RECEIVED WRITTEN NOTIFICATION FROM CUSTOMER OF ITS TERMINATION IN SUCH TIME AND IN SUCH MANNER AS TO AFFORD DPFS AND BANKING INSTITUTION A REASONABLE OPPORTUNITY TO ACT ON IT.


                                  BANK CONTACT
________________________________________________________________________________
COMPANY NAME:  MTI TECHNOLOGY CORPORATED          BANK NAME:
________________________________________________________________________________
BANK ROUTING NUMBER:                              BANK ACCOUNT
NUMBER:
________________________________________________________________________________
BANK ADDRESS:
________________________________________________________________________________
CITY:                    STATE:                   ZIP CODE:
________________________________________________________________________________
PHONE:                   FAX:                     E-MAIL:
________________________________________________________________________________




____________________________________________
                SIGNATURE
____________________________________________
BY:
____________________________________________
PRINT NAME:
____________________________________________
TITLE:
____________________________________________
DATE:
____________________________________________




____________________________________________
            FOR OFFICE USE ONLY
____________________________________________
CUSTOMER NO.
____________________________________________
COMMENCEMENT DATE:
____________________________________________
BASE TERM COMMENCEMENT DATE:
____________________________________________




              PLEASE MAIL OR FAX THIS FORM ALONG WITH A COPY OF A
                       VOIDED CHECK FROM THIS ACCOUNT TO:

                     DIRECTPOINTE FINANCIAL SERVICES, INC.
                          333 SOUTH 520 WEST SUITE 205
                                LINDON, UT 84042
                            FAX NUMBER: 801-606-3009



Confidential                                                              Page 6

                                  ADDENDUM "1"
                                   APPENDIX D

CONTRACTS AND NOTICES

Customer Name: MTI TECHNOLOGY CORPORATION

Brian Stoner
Vice President of Business Quality
14661 Franklin Avenue
Tustin, CA  92780
(714) 481-7879






Confidential                                                              Page 7